                                                              Exhibit 99.a.(iii)

                             ARTICLES SUPPLEMENTARY
                                       OF
                        HARTFORD-FORTIS SERIES FUND, INC.

      These Articles Supplementary are effective as of February 15, 2002.

      Hartford-Fortis Series Fund, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby
Certify:

FIRST: The Corporation currently has the authority to issue one hundred forty billion shares of $0.0001 par value common stock, having an aggregate par value of $14,000,000, as listed below:

                           SERIES                                               NUMBER OF SHARES IN SERIES
                           ------                                               --------------------------
Fortis Asset Allocation Portfolio                                                     10,000,000,000
   Fortis Asset Allocation Portfolio - Class A                                         2,000,000,000
   Fortis Asset Allocation Portfolio - Class B                                         2,000,000,000
   Fortis Asset Allocation Portfolio - Class C                                         2,000,000,000
   Fortis Asset Allocation Portfolio - Class H                                         2,000,000,000
   Fortis Asset Allocation Portfolio - Class Z                                         2,000,000,000
Fortis Capital Appreciation Portfolio                                                 10,000,000,000
   Fortis Capital Appreciation Portfolio - Class A                                     2,500,000,000
   Fortis Capital Appreciation Portfolio - Class B                                     2,500,000,000
   Fortis Capital Appreciation Portfolio - Class C                                     2,500,000,000
   Fortis Capital Appreciation Portfolio - Class H                                     2,500,000,000
Fortis Capital Fund                                                                   10,000,000,000
   Fortis Capital Fund - Class A                                                       2,500,000,000
   Fortis Capital Fund - Class B                                                       2,500,000,000
   Fortis Capital Fund - Class C                                                       2,500,000,000
   Fortis Capital Fund - Class H                                                       2,500,000,000
Fortis Global Growth Portfolio                                                        10,000,000,000
   Fortis Global Growth Portfolio - Class A                                            2,500,000,000
   Fortis Global Growth Portfolio - Class B                                            2,500,000,000
   Fortis Global Growth Portfolio - Class C                                            2,500,000,000
   Fortis Global Growth Portfolio - Class H                                            2,500,000,000
Fortis Growth & Income Fund                                                           10,000,000,000
   Fortis Growth & Income Fund - Class A                                               2,500,000,000
   Fortis Growth & Income Fund - Class B                                               2,500,000,000
   Fortis Growth & Income Fund - Class C                                               2,500,000,000
   Fortis Growth & Income Fund - Class H                                               2,500,000,000
Fortis Growth Fund                                                                    10,000,000,000
   Fortis Growth Fund - Class A                                                        2,000,000,000
   Fortis Growth Fund - Class B                                                        2,000,000,000
   Fortis Growth Fund - Class C                                                        2,000,000,000
   Fortis Growth Fund - Class H                                                        2,000,000,000
   Fortis Growth Fund - Class Z                                                        2,000,000,000
Fortis High Yield Portfolio                                                           10,000,000,000
   Fortis High Yield Portfolio - Class A                                               2,500,000,000
   Fortis High Yield Portfolio - Class B                                               2,500,000,000
   Fortis High Yield Portfolio - Class C                                               2,500,000,000
   Fortis High Yield Portfolio - Class H                                               2,500,000,000

Fortis International Equity Portfolio                                                 10,000,000,000
   Fortis International Equity Portfolio - Class A                                     2,500,000,000
   Fortis International Equity Portfolio - Class B                                     2,500,000,000
   Fortis International Equity Portfolio - Class C                                     2,500,000,000
   Fortis International Equity Portfolio - Class H                                     2,500,000,000
Fortis Money Fund                                                                     10,000,000,000
   Fortis Money Fund - Class A                                                         2,500,000,000
   Fortis Money Fund - Class B                                                         2,500,000,000
   Fortis Money Fund - Class C                                                         2,500,000,000
   Fortis Money Fund - Class H                                                         2,500,000,000
Fortis Strategic Income Fund                                                          10,000,000,000
   Fortis Strategic Income Fund - Class A                                              2,500,000,000
   Fortis Strategic Income Fund - Class B                                              2,500,000,000
   Fortis Strategic Income Fund - Class C                                              2,500,000,000
   Fortis Strategic Income Fund - Class H                                              2,500,000,000
Fortis Tax Free Minnesota Portfolio                                                   10,000,000,000
   Fortis Tax Free Minnesota Portfolio - Class A                                       2,000,000,000
   Fortis Tax Free Minnesota Portfolio - Class B                                       2,000,000,000
   Fortis Tax Free Minnesota Portfolio - Class C                                       2,000,000,000
   Fortis Tax Free Minnesota Portfolio - Class H                                       2,000,000,000
   Fortis Tax Free Minnesota Portfolio - Class E                                       2,000,000,000
Fortis Tax Free National Portfolio                                                    10,000,000,000
   Fortis Tax Free National Portfolio - Class A                                        2,000,000,000
   Fortis Tax Free National Portfolio - Class B                                        2,000,000,000
   Fortis Tax Free National Portfolio - Class C                                        2,000,000,000
   Fortis Tax Free National Portfolio - Class H                                        2,000,000,000
   Fortis Tax Free National Portfolio - Class E                                        2,000,000,000
Fortis U.S. Government Securities Fund                                                10,000,000,000
   Fortis U.S. Government Securities Fund - Class A                                    2,000,000,000
   Fortis U.S. Government Securities Fund - Class B                                    2,000,000,000
   Fortis U.S. Government Securities Fund - Class C                                    2,000,000,000
   Fortis U.S. Government Securities Fund - Class H                                    2,000,000,000
   Fortis U.S. Government Securities Fund - Class E                                    2,000,000,000
Fortis Value Fund                                                                     10,000,000,000
   Fortis Value Fund - Class A                                                         2,500,000,000
   Fortis Value Fund - Class B                                                         2,500,000,000
   Fortis Value Fund - Class C                                                         2,500,000,000
   Fortis Value Fund - Class H                                                         2,500,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation's Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of Subtitle 2 of the Maryland General Corporation Law, the Board of Directors has duly authorized the reclassification of such shares, as set forth below:

                             SERIES                                               NUMBER OF SHARES IN SERIES
                             ------                                               --------------------------
Hartford SmallCap Growth Fund (formerly known as Fortis Capital                         15,000,000,000
Appreciation Portfolio)
   Hartford SmallCap Growth Fund - Class A                                               3,000,000,000
   Hartford SmallCap Growth Fund - Class B                                               3,000,000,000
   Hartford SmallCap Growth Fund - Class C                                               3,000,000,000

   Hartford SmallCap Growth Fund - Class H                                               1,500,000,000
   Hartford SmallCap Growth Fund - Class L                                               1,500,000,000
   Hartford SmallCap Growth Fund - Class M                                               1,500,000,000
   Hartford SmallCap Growth Fund - Class N                                               1,000,000,000
   Hartford SmallCap Growth Fund - Class Y                                                500,000,000
Hartford Growth Fund (formerly known as Fortis Capital Fund)                            15,000,000,000
   Hartford Growth Fund - Class A                                                        3,000,000,000
   Hartford Growth Fund - Class B                                                        3,000,000,000
   Hartford Growth Fund - Class C                                                        3,000,000,000
   Hartford Growth Fund - Class H                                                        1,500,000,000
   Hartford Growth Fund - Class L                                                        1,500,000,000
   Hartford Growth Fund - Class M                                                        1,500,000,000
   Hartford Growth Fund - Class N                                                        1,000,000,000
   Hartford Growth Fund - Class Y                                                         500,000,000
Hartford Growth Opportunities Fund (formerly known as Fortis                            16,250,000,000
Growth Fund)
   Hartford Growth Opportunities Fund - Class A                                          3,000,000,000
   Hartford Growth Opportunities Fund - Class B                                          3,000,000,000
   Hartford Growth Opportunities Fund - Class C                                          3,000,000,000
   Hartford Growth Opportunities Fund - Class H                                          1,450,000,000
   Hartford Growth Opportunities Fund - Class L                                          1,450,000,000
   Hartford Growth Opportunities Fund - Class M                                          1,450,000,000
   Hartford Growth Opportunities Fund - Class N                                          1,000,000,000
   Hartford Growth Opportunities Fund - Class Y                                           450,000,000
   Hartford Growth Opportunities Fund - Class Z                                          1,450,000,000
Hartford Tax-Free Minnesota Portfolio (formerly known as Fortis                         16,250,000,000
Tax Free Minnesota Portfolio)
   Hartford Tax-Free Minnesota Portfolio - Class A                                       3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class B                                       3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class C                                       3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class E                                       1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class H                                       1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class L                                       1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class M                                       1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class N                                       1,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class Y                                        450,000,000
Hartford Tax-Free National Portfolio (formerly known as Fortis                          16,250,000,000
Tax Free National Portfolio)
   Hartford Tax-Free National Portfolio - Class A                                        3,000,000,000
   Hartford Tax-Free National Portfolio - Class B                                        3,000,000,000
   Hartford Tax-Free National Portfolio - Class C                                        3,000,000,000
   Hartford Tax-Free National Portfolio - Class E                                        1,450,000,000
   Hartford Tax-Free National Portfolio - Class H                                        1,450,000,000
   Hartford Tax-Free National Portfolio - Class L                                        1,450,000,000
   Hartford Tax-Free National Portfolio - Class M                                        1,450,000,000
   Hartford Tax-Free National Portfolio - Class N                                        1,000,000,000
   Hartford Tax-Free National Portfolio - Class Y                                         450,000,000
Hartford U.S. Government Securities Fund (formerly known as                             16,250,000,000
Fortis U.S. Government Securities Fund)
   Hartford U.S. Government Securities Fund - Class A                                    3,000,000,000

   Hartford U.S. Government Securities Fund - Class B                                    3,000,000,000
   Hartford U.S. Government Securities Fund - Class C                                    3,000,000,000
   Hartford U.S. Government Securities Fund - Class E                                    1,450,000,000
   Hartford U.S. Government Securities Fund - Class H                                    1,450,000,000
   Hartford U.S. Government Securities Fund - Class L                                    1,450,000,000
   Hartford U.S. Government Securities Fund - Class M                                    1,450,000,000
   Hartford U.S. Government Securities Fund - Class N                                    1,000,000,000
   Hartford U.S. Government Securities Fund - Class Y                                     450,000,000
Hartford Value Opportunities Fund (formerly known as Fortis                             16,000,000,000
Value Fund)
   Hartford Value Opportunities Fund - Class A                                           3,000,000,000
   Hartford Value Opportunities Fund - Class B                                           3,000,000,000
   Hartford Value Opportunities Fund - Class C                                           4,000,000,000
   Hartford Value Opportunities Fund - Class H                                           1,500,000,000
   Hartford Value Opportunities Fund - Class L                                           1,500,000,000
   Hartford Value Opportunities Fund - Class M                                           1,500,000,000
   Hartford Value Opportunities Fund - Class N                                           1,000,000,000
   Hartford Value Opportunities Fund - Class Y                                            500,000,000
Fortis Asset Allocation Portfolio                                                        5,000,000,000
   Fortis Asset Allocation Portfolio - Class A                                           1,000,000,000
   Fortis Asset Allocation Portfolio - Class B                                           1,000,000,000
   Fortis Asset Allocation Portfolio - Class C                                           1,000,000,000
   Fortis Asset Allocation Portfolio - Class H                                           1,000,000,000
   Fortis Asset Allocation Portfolio - Class Z                                           1,000,000,000
Fortis Global Growth Portfolio                                                           4,000,000,000
   Fortis Global Growth Portfolio - Class A                                              1,000,000,000
   Fortis Global Growth Portfolio - Class B                                              1,000,000,000
   Fortis Global Growth Portfolio - Class C                                              1,000,000,000
   Fortis Global Growth Portfolio - Class H                                              1,000,000,000
Fortis Growth & Income Fund                                                              4,000,000,000
   Fortis Growth & Income Fund - Class A                                                 1,000,000,000
   Fortis Growth & Income Fund - Class B                                                 1,000,000,000
   Fortis Growth & Income Fund - Class C                                                 1,000,000,000
   Fortis Growth & Income Fund - Class H                                                 1,000,000,000
Fortis High Yield Portfolio                                                              4,000,000,000
   Fortis High Yield Portfolio - Class A                                                 1,000,000,000
   Fortis High Yield Portfolio - Class B                                                 1,000,000,000
   Fortis High Yield Portfolio - Class C                                                 1,000,000,000
   Fortis High Yield Portfolio - Class H                                                 1,000,000,000
Fortis International Equity Portfolio                                                    4,000,000,000
   Fortis International Equity Portfolio - Class A                                       1,000,000,000
   Fortis International Equity Portfolio - Class B                                       1,000,000,000
   Fortis International Equity Portfolio - Class C                                       1,000,000,000
   Fortis International Equity Portfolio - Class H                                       1,000,000,000
Fortis Money Fund                                                                        4,000,000,000
   Fortis Money Fund - Class A                                                           1,000,000,000
   Fortis Money Fund - Class B                                                           1,000,000,000
   Fortis Money Fund - Class C                                                           1,000,000,000
   Fortis Money Fund - Class H                                                           1,000,000,000
Fortis Strategic Income Fund                                                             4,000,000,000
   Fortis Strategic Income Fund - Class A                                                1,000,000,000

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
   Fortis Strategic Income Fund - Class B                                                1,000,000,000
   Fortis Strategic Income Fund - Class C                                                1,000,000,000
   Fortis Strategic Income Fund - Class H                                                1,000,000,000

THIRD: Shares of the Corporation's Class A, B, C, E, H, L, M, N, Y and Z Common Stock shall have all of the rights, preferences and privileges as set forth in the Corporation's previously filed Articles of Amendment and Restatement and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.


      IN WITNESS WHEREOF, Hartford-Fortis Series Fund, Inc. has caused these Articles Supplementary to be duly executed by David M. Znamierowski, its President, and attested to by Kevin J. Carr, its Assistant Secretary, this 13 day of February, 2002.

                                            Hartford-Fortis Series Fund, Inc.


Attest:                                     By: /s/ David M. Znamierowski
                                                -------------------------------
                                                President

/s/ Kevin J. Carr
----------------------------
Assistant Secretary

      I, David M. Znamierowski, President of Hartford-Fortis Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                            /s/ David M. Znamierowski
                                            -----------------------------------
                                            David M. Znamierowski